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                                    Exhibit B
                                    ---------


                             JOINT FILING AGREEMENT

The undersigned hereby agree that the statement on Schedule 13G filed herewith and any amendments thereto, relating to the common stock, $0.10 par value, of Argonaut Group, Inc., is, or will be, filed jointly with the Securities and Exchange Commission pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, on behalf of each such person.

IN WITNESS WHEREOF, the undersigned have executed this Joint Filing Agreement.

Dated:  April 7, 2003



                                     HCC Insurance Holdings, Inc.

                                     By: /s/ CHRISTOPHER L. MARTIN
                                        ----------------------------------
                                     Name: Christopher L. Martin
                                     Title: Executive Vice President

                                     Houston Casualty Company

                                     By: /s/ CHRISTOPHER L. MARTIN
                                        ----------------------------------
                                     Name: Christopher L. Martin
                                     Title: Executive Vice President

                                     U.S. Specialty Insurance Company

                                     By: /s/ CHRISTOPHER L. MARTIN
                                        ----------------------------------
                                     Name: Christopher L. Martin
                                     Title: Executive Vice President

                                     HCC Life Insurance Company

                                     By: /s/ CHRISTOPHER L. MARTIN
                                        ----------------------------------
                                     Name: Christopher L. Martin
                                     Title: Executive Vice President

                                     Avemco Insurance Company

                                     By: /s/ CHRISTOPHER L. MARTIN
                                        ----------------------------------
                                     Name: Christopher L. Martin
                                     Title: Executive Vice President







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